SCHEDULE 14A
(RULE 14A-101)

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [ X ]
Filed by a party other than the Registrant [               ]

Check the appropriate box:
[ X ] Preliminary Proxy Statement
[               ] Confidential, for Use of the Commission Only (as permitted by Rule14a-6(e)(2))
[               ] Definitive Proxy Statement
[               ] Definitive Additional Materials
[               ] Soliciting Material Pursuant to Section 240.14a -11(c) or Section 240.14a -12

VISCOUNT SYSTEMS, INC.
(Name of Registrant as Specified In Its Charter)

_____________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ] No fee required
[               ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)	Title of each class of securities to which transaction applies:

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(2)	Aggregate number of securities to which transaction applies:

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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)	Proposed maximum aggregate value of transaction:

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(5)	Total fee paid:

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[               ] Fee paid previously with preliminary materials.

[               ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

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(2)	Form, Schedule or Registration Statement No.:

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(3)	Filing Party:

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(4)	Date Filed:

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NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD AT 10:00 A.M. ON MAY 25, 2006

The 2006 Annual and Special Meeting of Stockholders of Viscount Systems, Inc. will be held at 10:00 a.m. Pacific Daylight Time on Thursday, May 25, 2006, at 4585 Tillicum Street, Burnaby, British Columbia, Canada, for the following purposes:

1.	To elect Directors;

2.	To ratify the appointment of Davidson & Company LLP as the independent auditors for Viscount Systems, Inc. for the year ending December 31, 2006;

3.

To consider and, if thought advisable, to pass, with or without amendment, a special resolution to adopt amended and restated articles of the Company as more particularly described in the proxy statement accompanying this notice; and

4.	To transact such other business as may properly come before the Annual and Special Meeting and any adjournment or postponement thereof.

The Board of Directors has fixed April 20, 2006, as the record date for determining stockholders entitled to receive notice of, and to vote at, the Annual and Special Meeting or any adjournment or postponement thereof. Only stockholders of record at the close of business on that date will be entitled to notice of and to vote at the Annual and Special Meeting.

All stockholders are invited to attend the Annual and Special Meeting in person, but even if you expect to be present at the meeting, you are requested to mark, sign, date and return the enclosed proxy card as promptly as possible to ensure your representation. All proxies must be received by our transfer agent not less than forty-eight (48) hours, excluding Saturdays, Sundays, and holidays, prior to the time of the meeting in order to be counted. The address of our transfer agent is as follows: Pacific Stock Transfer Company, 500 E. Warm Springs Road, Suite 240, Las Vegas, NV 89119, fax number (702) 433-1979. Stockholders of record attending the Annual and Special Meeting may vote in person even if they have previously voted by proxy.

Dated at Vancouver, British Columbia, this <> day of April, 2006.

BY ORDER OF THE BOARD OF DIRECTORS

“Stephen Pineau”

President, Chief Executive Officer, Secretary and Director

VISCOUNT SYSTEMS, INC.

PROXY STATEMENT

ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD May 25, 2006

GENERAL

The enclosed proxy is solicited by the Board of Directors of Viscount Systems, Inc., a Nevada corporation ("Viscount"), for use at the Annual and Special Meeting of Stockholders of Viscount (the “Meeting”) to be held at 10:00 a.m. Pacific Daylight Time on Thursday, May 25, 2006, at 4585 Tillicum Street, Burnaby, British Columbia, Canada, and at any adjournment or postponement thereof.

Viscount's administrative offices are located at 4585 Tillicum Street, Burnaby, BC, Canada, V5J 5K9. This Proxy Statement and the accompanying proxy card are being mailed to the stockholders of Viscount on or about May 1, 2006.

OUTSTANDING SECURITIES AND VOTING RIGHTS

Only holders of record of Viscount's common stock, par value $0.001 per share (the "Common Stock"), at the close of business on April 20, 2006, will be entitled to notice of, and to vote at, the Meeting. As at April 20, 2006, Viscount had 16,079,950 shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote at the Meeting.

The nominees for election to the Board of Directors who receive the greatest number of votes cast for the election of Directors by the shares present, in person or by proxy, will be elected Directors. Holders of Common Stock are not allowed to cumulate their votes in the election of Directors. The ratification of Davidson & Company LLP as the independent auditors for Viscount for the year ending December 31, 2006, and resolution to pass, with or without amendment, a special resolution to adopt new articles for the Company the will require the affirmative vote of a majority of outstanding shares of Common Stock present or represented and entitled to vote.

A majority of the outstanding shares of Common Stock present in person or represented by proxy constitutes a quorum for the transaction of business at the Meeting. Broker non-votes occur when a person holding shares through a bank or brokerage account does not provide instructions as to how his or her shares should be voted and the broker does not exercise discretion to vote those shares on a particular matter. Abstentions and broker nonvotes will be included in determining the presence of a quorum at the Meeting. However, an abstention or broker nonvote will not have any effect on the outcome for the election of Directors.

PROXY VOTING

Shares for which proxy cards are properly executed and returned will be voted at the Meeting in accordance with the directions noted thereon or, in the absence of directions, will be voted "FOR" the election of each of the nominees to the Board of Directors, "FOR" the appointment of Davidson & Company LLP, as the independent auditor for the current year and “FOR” the adoption of new articles for the Company. It is not expected that any matters other than those referred to in this Proxy Statement will be brought before the Meeting. If, however, other matters are properly presented, the persons named as proxies will vote in accordance with their discretion with respect to such matters.

The manner in which your shares may be voted by proxy depends on how your shares are held. If you own shares of record, meaning that your shares of Common Stock are represented by certificates or book entries in your name so that you appear as a stockholder on the records of our stock transfer agent, Pacific Stock Transfer Company, a proxy card for voting those shares will be included with this proxy statement. You may vote those shares by completing, signing and returning the proxy card at the following address: Pacific Stock Transfer Company, 500 E. Warm Springs Road, Suite 240, Las Vegas, NV 89119, fax number (702) 433-1979.

If you own shares through a bank or brokerage firm account, you may instead receive a voting instruction form with this proxy statement, which you may use to instruct how your shares should be voted. Just as with a proxy, you may vote those shares by completing, signing and returning the voting instruction form. Many banks and brokerage firms have arranged for Internet or telephonic voting of shares and provide instructions for using those services on the voting instruction form. If your bank or brokerage firm uses ADP Investor Communication Services, you may vote your shares via the Internet at www.proxyvote.com or by calling the toll-free number on your voting instruction form.

All proxy cards must be received by Pacific Stock Transfer Company by no later than 48 hours prior to the time of the Meeting in order to be counted at the meeting.

ATTENDANCE AND VOTING AT THE ANNUAL AND SPECIAL MEETING

If you own shares of record, you may attend the Meeting and vote in person, regardless of whether you have previously voted on a proxy card. If you own shares through a bank or brokerage firm account, you may attend the Meeting, but in order to vote your shares at the meeting, you must obtain a "legal proxy" from the bank or brokerage firm that holds your shares. You should contact your account representative to learn how to obtain a "legal proxy." We encourage you to vote your shares in advance of the Meeting date by one of the methods described above, even if you plan on attending the Meeting. You may change or revoke your proxy at the Meeting as described below even if you have already voted.

REVOCATION

Any stockholder holding shares of record may revoke a previously granted proxy at any time before it is voted by delivering to the Secretary of Viscount a written notice of revocation or a duly executed proxy card bearing a later date or by attending the Meeting and voting in person. Any stockholder holding shares through a bank or brokerage firm may revoke a previously granted proxy or change previously given voting instructions by contacting the bank or brokerage firm, or by obtaining a legal proxy from the bank or brokerage firm and voting at the Meeting.

PROPOSAL 1

ELECTION OF DIRECTORS

In accordance with Viscount's Bylaws, the Board of Directors has fixed the number of Directors constituting the Board at two (2). Pursuant to the Bylaws, the Directors are divided into three classes (Class I, II & III), with each class to be as nearly as equal in number as possible. Each Class I, Class II or Class III Director will hold office for a term of three years from the date they are elected at an annual meeting of stockholders. The determination as to the Class I, II or III category of each director elected at the Annual Meeting will be made by resolution passed by the majority of the Board of Directors immediately following the meeting. Presently, there is no Class III director.

On May 31, 2002, the Board of Directors of Viscount categorized Greg D. C. Shen as a Class I Director and categorized Stephen Pineau as a Class II Director.

The Board of Directors proposes that Stephen Pineau and Greg Shen be elected as Directors at the 2006 Annual Meeting, to hold office until the following dates or until his or her successor shall have been duly appointed or elected and qualified:

Greg Shen (Class I) - 2007 Annual Meeting
Stephen Pineau (Class II) - 2008 Annual Meeting

Unless otherwise instructed, it is the intention of the persons named as proxies on the accompanying proxy card to vote shares represented by properly executed proxies for the election of such nominees. Although the Board of Directors anticipates that the nominees will be available to serve as a Directors of Viscount, if they should be unwilling or unable to serve, it is intended that the proxies will be voted for the election of such substitute nominee or nominees as may be designated by the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH NOMINEE.

NOMINEES FOR THE BOARD OF DIRECTORS

Biographical information regarding the nominee for the Board of Directors is set forth below:

Stephen Pineau is the President, Chief Executive Officer, Secretary and a Director of Viscount. He has served as a Director and Officer of Viscount since July 27, 2001, and as a Director and Officer of Viscount’s wholly owned subsidiary, Viscount Communication & Control Systems Inc. since July of 1997. He was employed at Viscount Communication & Control Systems Inc., a predecessor entity which, at the time, was a subsidiary of BC Tel, as Marketing Director from 1992-1995. He left Viscount Communication to start Blue Mountain Technologies Inc., where he held office as President from 1995 to 1997. Blue Mountain Technology Inc. replaced B.C. Tel as the main Vancouver installation company of Viscount products. Since 1997 Mr. Pineau has held office as President of the current Viscount Communication.

Greg D. C. Shen is the Chairman of the Board and a Director of Viscount. He has served as a Director and Officer of Viscount since July 27, 2001, and as a Director and Officer of Viscount’s wholly owned subsidiary, Viscount Communication since July of 1997. Prior to Viscount Communication, he acted as Production Manager at Microtel, a subsidiary of BC Tel from 1975 to 1993. Mr. Shen was Chief Executive Officer of Viscount Communication from 1997 to 2001 and Chairman of Blue Mountain Technologies Inc. from 1997 to 2001. In 2001 he was appointed Chairman of Viscount. His primary expertise and responsibilities related to Spacetel satellite products. Mr. Shen has a Masters degree in Engineering from West Coast University at Los Angeles.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of April 20, 2006 by

(i)	each person or entity known by Viscount to beneficially own more than 5% of the Common Stock;
(ii)	each Director of Viscount;
(iii)	each of the named Executive Officers of Viscount; and
(iv)	all Directors and executive officers as a group.

Except as noted below, Viscount believes that the beneficial owners of the Common Stock listed below, based on information furnished by such owners, have sole voting and investment power with respect to such shares.

Title of Class	Name and Address Of Beneficial Owner	Amount of Beneficial Ownership	Percent of Class
Common	Stephen Pineau President, CEO, Secretary and Director 10271 Cathcart Road, Richmond British Columbia, Canada	2,566,875[1]	15.96%
Common	Greg D.C. Shen Chairman and Director 2056 West 58th Ave., Vancouver, British Columbia, Canada	3,962,575[1]	24.64%
Common	Les Fong Chief Financial Officer 3195 East 28th Avenue, Vancouver British Columbia, Canada	85,750[1]	0.53%
Common	Ching Yu Wang #602 – 6611 Minoru Blvd Richmond, British Columbia, Canada	1,160,000	7.21%
Common	Steven Leach 10842 166th Street, Surrey, British Columbia, Canada	1,250,000	7.77%

Common	Hsiao-Ying Pai #2802 – 1050 Burrard Street Vancouver, British Columbia, Canada	1,360,000	8.46%
Common	Cho Kun Ko 7479 – 17th Ave., Burnaby, British Columbia, Canada	1,265,667	7.87%
Common	All directors and officers as a group (3 persons)	6,615,200[1]	41.14%

[1]

These amounts include beneficial ownership of securities not currently outstanding but which are reserved for immediate issuance on exercise of options. In particular, these amounts include shares issuable upon exercise of options as follows: 1,441,875 shares issuable to Stephen Pineau; 1,361,875 shares issuable to Greg D. C. Shen; and 10,000 shares issuable to Les Fong.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Viscount's Directors, executive officers and persons who own more than 10% of a registered class of Viscount's securities to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of Viscount. Directors, executive officers and greater than 10% stockholders are required by SEC regulation to furnish Viscount with copies of all Section 16(a) reports they file.

To Viscount's knowledge, based solely on a review of the copies of such reports furnished to Viscount, Viscount believes that during the year ended December 31, 2005, its Directors, executive officers and greater than 10% stockholders complied with all Section 16(a) filing requirements.

DIRECTORS AND EXECUTIVE OFFICERS

The following table contains information regarding the members of the Board of Directors and the Executive of Viscount as of the Record Date:

Name	Age	Position(s)
Stephen Pineau	44	President, Chief Executive Officer, Secretary and Director
Greg D. C. Shen	59	Chairman of the Board and Director
Les Fong	35	Chief Financial Officer

All of the officers identified above serve at the discretion of the Board and have consented to act as officers of Viscount. The biographies for Stephen Pineau and Greg Shen are included above in Proposal 1, Election of Directors, and the biography for Les Fong is as follows

Les Fong is the Chief Financial Officer of Viscount. He has served in this capacity since July 27, 2001. Previously, he was Assistant Accountant for Pacific Western Brewing Company from 1996 to 1997, Accounting Consultant for Royal Canadian Homes Ltd. from 1996 to 1997, Contract Accountant for City West Development Corporation in August of 1997, Contract Accountant for BMW Sydney Ltd. in 1997, Accountant for Viscount’s wholly owned subsidiary, Viscount Communication from 1998 to present, and Accountant for Blue Mountain Technologies Inc. from 1998 to 2002. Mr. Fong acquired a Bachelors degree in Commerce from the University of British Columbia.

RELATIONSHIPS AMONG DIRECTORS OR EXECUTIVE OFFICERS

There are no family relationships among any of the directors or executive officers of Viscount.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

During 2005, there were no meetings of the Board of Directors. All matters which required approval of the Board of Directors were consented to in writing by all Directors.

The Board of Directors performs the functions of the Audit Committee. Stephen Pineau, Viscount’s President and Chief Executive Officer performs the functions of the Compensation Committee. The functions performed by these committees are summarized below.

Audit Committee. The Audit Committee considers the selection and retention of independent auditors and reviews the scope and results of the audit. In addition, it reviews the adequacy of internal accounting, financial and operating controls and reviews Viscount's financial reporting compliance procedures.

In the course of its oversight of our financial reporting process, the directors have: (1) reviewed and discussed with management our audited financial statements for the year ended December 31, 2005; (2) received a report from Davidson & Company LLP our independent auditors, on the matters required to be discussed by Statement on Auditing Standards No. 61, “Communications with Audit Committees”; (3) received the written disclosures and the letter from the auditors required by Independence Standards Board Statement No. 1, “Independence Discussions with Audit Committee; and (4) considered whether the provision of non-audit services by the auditors is compatible with maintaining their independence and has concluded that it is compatible at this time.

Based on the foregoing review and discussions, the Board has concluded that the audited financial statements should be included in our Annual Report on Form 10-KSB for the year ended December 31, 2005 filed with the SEC.

Compensation Committee. The Compensation Committee reviews and approves the compensation of Viscount's officers, reviews and administers Viscount's stock option plans for employees.

Nominating Committee. No Nominating Committee has been appointed. Nominations of directors are made by the Board of Directors. The Directors are of the view that the present management structure does not warrant the appointment of a Nominating Committee.

DIRECTORS COMPENSATION

There are no standard arrangements pursuant to which directors of Viscount are compensated for services provided as a Director or members of committees of the Board of Directors. The Directors of Viscount did not receive any compensation for the year ended December 31, 2005 for services provided as a Director or member of a committee of the Board of Directors. However, Viscount’s subsidiary paid each director of the subsidiary CAD$4,000 during the year ended December 31, 2005.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth all compensation paid or earned for services rendered to us in all capacities during the years ended December 31, 2003, 2004 and 2005 by our President and Chief Executive Officer (“CEO”). Other than our CEO, no executive officer received total annual salary, bonus and other compensation in excess of $100,000 in those periods. No executive officer that would have otherwise been included in this table on the basis of salary and bonus earned for the 2005 fiscal year has been excluded by reason of his or her termination of employment or change in executive status during the fiscal year.

Summary Compensation Table

	Annual Compensation			Long-Term Compensation
Name and Principal Position	Year	Salary ($CAD)	Other ($CAD)	Stock Awards	Securities Underlying Options/SAR’s
Stephen Pineau President, Secretary, and Chief Executive Officer	2003 2004 2005	$90,000 $90,000 $96,237	$4,000[1] $18,000[1] $4,000[1]	Nil Nil Nil	1,521,875 1,441,875 1,441,875

[1] These amounts were paid for Director’s Fees.

Option/SAR Grants in Last Fiscal Year

During the fiscal year ended December 31, 2005, Viscount did not grant stock options to the CEO.

Aggregated Option/SAR Exercises and Fiscal Year-End Option/SAR Value Table

Name (a)	Shares Acquired on Exercise (#) (b)	Value Realized ($US) (c)	Number of securities underlying unexercised options/SARs at Fiscal Year End (#) Exercisable/Unexercisable (d)	Value of unexercised in-the-money options/SARs at Fiscal Year End ($US) Exercisable/ Unexercisable (e)
Stephen Pineau President, Secretary, and Chief Executive Officer	Nil	Nil	1,441,875/0 (options)	$425,700/$0

Defined benefit of actuarial plan

Viscount does not have a defined benefit or actuarial plan in place.

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

Stephen Pineau – President, Chief Executive Officer, Secretary and Director

On March 31, 2002, Viscount’s wholly owned subsidiary, Viscount Communication, entered into an employment agreement with Mr. Stephen Pineau, pursuant to which Mr. Pineau serves as President and Chief Executive Officer of Viscount Communication. The agreement provides for an annual base salary of CAD$90,000. Mr. Pineau’s salary was increased to $99,000 from $90,000 on April 19, 2005.

The initial term for Mr. Pineau’s agreement is one year with automatic renewal unless a minimum 30 days notice is given by Viscount Communication.

Greg D. C. Shen – Chairman and Director

On January 1, 2001, Viscount’s wholly owned subsidiary, Viscount Communication, entered into an employment agreement with Mr. Greg Shen, pursuant to which Mr. Shen serves as Chairman of the Board of Viscount Communication. The agreement provides for an annual base salary of CAD$57,321.

The initial term for Mr. Shen’s agreement is one year with automatic renewal at the employee’s discretion unless a minimum 30 days notice is given by Viscount Communication.

Compensation Committee Interlocks and Insider Participation

The initial Compensation Committee is comprised solely by Stephen Pineau, in his capacity as President, Chief Executive Officer and Director.

Board Compensation Committee Report on Executive Compensation

The Board has not prepared a report on executive compensation at this time.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with management and others

No transactions with management or other parties occurred during the year that would otherwise be reported under this section.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

Davidson & Company LLP were appointed as Viscount's independent auditors on December 15, 2005, and have been appointed by the Board to continue as Viscount's independent auditor for Viscount's fiscal year ending December 31, 2006.

The fees for services provided by Davidson & Company LLP to us in each of the fiscal years ended 2004 and 2005 were as follows:

Fees	2004	2005
Audit fees	CAD$28,000	CAD$25,000
Audit related fees	Nil	Nil
Tax fees	CAD$4,000	CAD$4,000
All other fees	Nil	Nil

Although the appointment of Davidson & Company LLP is not required to be submitted to a vote of the stockholders, the Board believes it appropriate as a matter of policy to request that the stockholders ratify the appointment of the independent public accountant for the fiscal year ending December 31, 2006. In the event a majority of the votes cast at the meeting are not voted in favor of ratification, the adverse vote will be considered as a direction to the Board of Directors of Viscount to select other auditors for the fiscal year ending December 31, 2006. A representative of Davidson & Company LLP is not expected to be present at the Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF DAVIDSON & COMPANY LLP AS VISCOUNT'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2006.

PROPOSAL 3

AMENDMENT OF ARTICLES

The Directors are seeking shareholder approval to amend the existing Articles of the Company in order to shorten the term of office of the Directors of the Company.

The existing Articles of Incorporation provide that:

  The number of Directors of this corporation may be increased or decreased from time to time in the manner provided by the Articles of Incorporation, but no decrease in the number of Directors shall have the effect of shortening the term of any incumbent Director.
  The Directors shall be divided into three classes, with each class to be as nearly equal in number as possible, as specified by resolution of the Board or, if the Directors in office constitute fewer than a quorum of the Board, by the affirmative vote of a majority of all the Directors in office.
  The term of office of Directors of the first class shall expire at the first annual meeting of stockholders after their election.
  The term of office of Directors of the second class shall expire at the second annual meeting after their election.
  The term of office of Directors of the third class shall expire at the third annual meeting after their election.

  At each annual meeting after such classification, a number of Directors equal to the number of the class whose term expires at the time of such meeting shall be elected to hold office until the third succeeding annual meeting.
  Absent his or her death, resignation or removal, a Director shall continue to serve despite the expiration of the Director’s term until his or her successor shall have been elected and qualified or until there is a decrease in the number of Directors.

The proposed Amended and Restated Articles of Incorporation, attached hereto as Appendix A, provide that, at every annual general meeting:

  the shareholders entitled to vote at the annual general meeting for the election of directors must elect, or in the unanimous resolution appoint, a board of directors consisting of the number of directors set under the Articles from time to time; and
  all the directors cease to hold office immediately before the election or appointment of directors under paragraph (1), but are eligible for re-election or re-appointment.

The Board of Directors of the Company proposes to adopt the proposed Amended and Restated Articles. The adoption of the Amended and Restated Articles requires the affirmative vote of a simple majority of votes cast at the Meeting by the Company shareholders, in person or by Proxy. Accordingly, the Company’s shareholders will be asked to consider and, if thought advisable, to pass, with or without amendment, a special resolution as follows:

“BE IT RESOLVED, as a Special Resolution, THAT:

(a) the existing Articles of the Company be cancelled and the form of Amended and Restated Articles of Incorporation, attached as Appendix A to Viscount’s Proxy Statement dated April <>, 2006, presented to the shareholders, be adopted as the Articles of the Company, in substitution for, and to the exclusion of the existing Articles; and

(b) Any director or officer of Viscount Systems, Inc., signing alone, be authorized to execute the Amended and Restated Articles.”

The foregoing amendments to the Articles, if approved by the shareholders, shall each take effect immediately on the date and time the Articles are filed with the Nevada Secretary of State, and in the case of the Articles, upon their execution and delivery to the records office of the Company.

OTHER MATTERS

Viscount knows of no other matters that are likely to be brought before the Meeting. If, however, other matters not presently known or determined properly come before the Meeting, the persons named as proxies in the enclosed proxy card or their substitutes will vote such proxy in accordance with their discretion with respect to such matters.

PROPOSALS OF STOCKHOLDERS

Proposals which stockholders wish to be considered for inclusion in the Proxy Statement and proxy card for the 2007 Annual Meeting of Stockholders must be received by the Secretary of Viscount by December 5, 2006 and must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended.

In addition, Viscount's Bylaws include advance notice provisions that require stockholders desiring to bring nominations or other business before an annual stockholders meeting to do so in accordance with the terms of the advance notice provisions. These advance notice provisions require that, among other things, stockholders give timely written notice to the Secretary of Viscount regarding such nominations or other business. To be timely, a notice must be delivered to the Secretary at the principal executive offices of Viscount not more than 90, but not less than 60, days prior to the date of the Annual Meeting.

Accordingly, a stockholder who intends to present a nomination or proposal at the 2007 Annual Meeting of Stockholders without inclusion of the proposal in Viscount's proxy materials must provide written notice of the nominations or other business they wish to propose to the Secretary no earlier than February 6, 2006 and no later than March 13, 2006. Viscount reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

ANNUAL REPORT ON FORM 10-KSB

A COPY OF VISCOUNT'S COMBINED ANNUAL REPORT TO STOCKHOLDERS AND ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 2005 ACCOMPANIES THIS PROXY STATEMENT AND IS IN THE FORM ANNEXED TO THE PROXY STATEMENT. AN ADDITIONAL COPY WILL BE FURNISHED WITHOUT CHARGE TO BENEFICIAL STOCKHOLDERS OR STOCKHOLDERS OF RECORD UPON REQUEST TO INVESTOR RELATIONS, VISCOUNT SYSTEMS, INC. SUITE 4585 TILLICUM STREET, BURNABY, BRITISH COLUMBIA, CANADA, V5J 5K9 OR BY CALLING (604) 327-9446.

Dated at Vancouver, British Columbia, this <> day of April, 2006.

BY ORDER OF THE BOARD OF DIRECTORS

“Stephen Pineau”

President, Chief Executive Officer, Secretary and Director

Appendix A

AMENDED AND RESTATED ARTICLES OF INCORPORATION
OF
VISCOUNT SYSTEMS, INC.

The following Amended and Restated Articles of Incorporation are hereby adopted by Viscount Systems, Inc.

ARTICLE I

The name of the corporation is “Viscount Systems, Inc.”

ARTICLE II

2.1. Authorized Capital

The total number of shares that this corporation is authorized to issue is 120,000,000, consisting of 100,000,000 shares of Common Stock having a par value of $0.001 per share and 20,000,000 shares of Preferred Stock having a par value of $0.001 per share. The Common Stock is subject to the rights and preferences of the Preferred Stock as set forth below.

2.2. Issuance of Preferred Stock by Class and in Series

The Preferred Stock may be issued from time to time in one or more classes and one or more series within such classes in any manner permitted by law and the provisions of these Amended and Restated Articles of Incorporation, as determined from time to time by the Board of Directors and stated in the resolution or resolutions providing for its issuance, prior to the issuance of any shares. The Board of Directors shall have the authority to fix and determine and to amend the designation, preferences, limitations and relative rights of the shares (including, without limitation, such matters as dividends, redemption, liquidation, conversion and voting) of any class or series that is wholly unissued or to be established. Unless otherwise specifically provided in the resolution establishing any class or series, the Board of Directors shall further have the authority, after the issuance of shares of a class or series whose number it has designated, to amend the resolution establishing such class or series to decrease the number of shares of that class or series, but not below the number of shares of such class or series then outstanding.

ARTICLE III

The purpose of this corporation is to engage in any business, trade or activity that may lawfully be conducted by a corporation organized under the law of the state of Nevada (hereinafter, “applicable corporate law”) and to engage in any and all such activities as are incidental or conducive to the attainment of the foregoing purpose or purposes.

ARTICLE IV

Except as may be authorized pursuant to Section 2.2 of Article II, no preemptive rights shall exist with respect to shares of stock or securities convertible into shares of stock of this corporation.

ARTICLE V

The right to cumulate votes in the election of Directors shall not exist with respect to shares of stock of this corporation.

ARTICLE VI

6.1. Number of Directors

The Board of Directors shall be composed of not less than one nor more than six Directors. Except with respect to the initial Director, the specific number of Directors shall be set by resolution of the Board of Directors or, if the Directors in office constitute fewer than a quorum of the Board of Directors, by the affirmative vote of a majority of all the Directors in office. The number of Directors of this corporation may be increased or decreased from time to time in the manner provided herein, but no decrease in the number of Directors shall have the effect of shortening the term of any incumbent Director.

6.2. Term of Office of Directors

The term of office of Directors shall expire at the first annual meeting of shareholders after their election. Absent his or her death, resignation or removal, a Director shall continue to serve despite the expiration of the Director's term until his or her successor shall have been elected and qualified or until there is a decrease in the number of Directors.

6.3. Removal of Directors

The shareholders may remove one or more Directors with or without cause, but only at a special meeting called for the purpose of removing the Director or Directors, and the meeting notice must state that the purpose, or one of the purposes, of the meeting is removal of the Director or Directors.

6.4. Vacancies on Board of Directors

If a vacancy occurs on the Board of Directors, including a vacancy resulting from an increase in the number of Directors, the Board of Directors may fill the vacancy, or, if the Directors in office constitute fewer than a quorum of the Board of Directors, they may fill the vacancy by the affirmative vote of a majority of all the Directors in office. The shareholders may fill a vacancy only if there are no Directors in office.

ARTICLE VII

This corporation reserves the right to amend or repeal any of the provisions contained in these Amended and Restated Articles of Incorporation in any manner now or hereafter permitted by the applicable corporate law, and the rights of the shareholders of this corporation are granted subject to this reservation.

ARTICLE VIII

The Board of Directors shall have the power to adopt, amend or repeal the Bylaws of this corporation, subject to the power of the shareholders to amend or repeal such Bylaws. The shareholders shall also have the power to amend or repeal the Bylaws of this corporation and to adopt new Bylaws.

ARTICLE IX

9.1. Shareholder Actions

Subject to any limitations imposed by applicable securities laws, any action required or permitted to be taken at a shareholders meeting may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

9.2. Number of Votes Necessary to Approve Actions

Whenever applicable corporate law permits a corporation’s articles of incorporation to specify that a lesser number of shares than would otherwise be required shall suffice to approve an action by shareholders, these Amended and Restated Articles of Incorporation hereby specify that the number of shares required to approve such an action shall be such lesser number.

9.3. Special Meetings of Shareholders

So long as this corporation is a public company, special meetings of the shareholders of the corporation for any purpose may be called at any time by the Board of Directors or, if the Directors in office constitute fewer than a quorum of the Board of Directors, by the affirmative vote of a majority of all the Directors in office, but such special meetings may not be called by any other person or persons.

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9.4. Quorum for Meetings of Shareholders.

Except with respect to any greater requirement contained in these Amended and Restated Articles of Incorporation or the applicable corporate law, one-third of the votes entitled to be cast on a matter by the holders of shares that, pursuant to the Amended and Restated Articles of Incorporation or the applicable corporate law, are entitled to vote and be counted collectively upon such matter, represented in person or by proxy, shall constitute a quorum of such shares at a meeting of shareholders.

ARTICLE X

To the full extent that applicable corporate law, as it exists on the date hereof or may hereafter be amended, permits the limitation or elimination of the personal liability of Directors, a Director of this corporation shall not be liable to this corporation or its shareholders for monetary damages for conduct as a Director. Any amendments to or repeal of this Article X shall not adversely affect any right or protection of a Director of this corporation for or with respect to any acts or omissions of such Director occurring prior to such amendment or repeal.

ARTICLE XI

11.1. Indemnification.

The corporation shall indemnify its directors to the full extent permitted by applicable corporate law now or hereafter in force. However, such indemnity shall not apply if the director did not (a) act in good faith and in a manner the director reasonably believed to be in or not opposed to the best interests of the corporation, and (b) with respect to any criminal action or proceeding, have reasonable cause to believe the director’s conduct was unlawful. The corporation shall advance expenses for such persons pursuant to the terms set forth in the Bylaws, or in a separate Board resolution or contract.

11.2. Authorization.

The Board of Directors may take such action as is necessary to carry out these indemnification and expense advancement provisions. It is expressly empowered to adopt,

approve, and amend from time to time such Bylaws, resolutions, contracts, or further indemnification and expense advancement arrangements as may be permitted by law, implementing these provisions. Such Bylaws, resolutions, contracts or further arrangements shall include but not be limited to implementing the manner in which determinations as to any indemnity or advancement of expenses shall be made.

11.3. Insurance.

The corporation shall have the power, exercised by authority of the Board of Directors, to purchase and maintain insurance on behalf of any person to whom indemnity is provided under and through this Article XI to the full extent permitted by applicable corporate law now or hereafter in force.

11.4. Effect of Amendment.

No amendment or repeal of this Article shall apply to or have any effect on any right to indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.

ARTICLE XII

These Amended and Restated Articles of Incorporation shall become effective upon filing.

IN WITNESS WHEREOF, the undersigned has signed these Amended and Restated Articles of Incorporation this __ day of April, 2006.

/s/ Stephen Pineau
Stephen Pineau, Director, President and Secretary

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VISCOUNT SYSTEMS, INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned stockholder of Viscount Systems, Inc., hereby appoints Stephen Pineau, President of the Company, or failing him, Greg D. C. Shen, a director of the Company, or any one of them, or in the place of the foregoing the following person _____________________(insert name), with full power of substitution in each, as proxies to cast all votes which the undersigned stockholder is entitled to cast at the Annual and Special Meeting of Stockholders to be held at 10:00 a.m. Pacific Daylight Time on May 25, 2006, at 4585 Tillicum Street, Burnaby, British Columbia, Canada, or any adjournment or postponement thereof, with authority to vote upon the matters set forth on this Proxy Card.

BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED, OR IF NOT MARKED, TO VOTE “FOR” EACH PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.

The undersigned hereby acknowledges receipt of Viscount's Proxy Statement and hereby revokes any proxy or proxies previously given.

IMPORTANT – PLEASE SIGN AND RETURN YOUR COMPLETED
PROXY CARD PROMPTLY. YOUR VOTE IS IMPORTANT!

Please mark your votes as indicated in this example: [ X ]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1, 2 and 3.

Item 1 – The election of one Class I and Class II Directors to serve until the next Annual Meeting of Stockholders as provided in the Articles of Incorporation, or until his or her successor is duly elected and qualified.

NOMINEE:	Greg Shen

FOR	WITHHOLD

[ ]	[ ]

NOMINEE:	Stephen Pineau

FOR	WITHHOLD

[ ]	[ ]

Item 2 - Approval of the appointment of Davidson & Company, as the independent auditor for the year ending December 31, 2006.

FOR	WITHHOLD

[ ]	[ ]

Item 3 – Approval of the adoption of the Amended and Restated Articles of the Company as more particularly described in the Company’s proxy statement.

FOR	AGAINST

[ ]	[ ]

All of the proposals set forth above are proposals of the Company. None of the proposals are related to or conditioned upon approval of any other proposal.

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

THIS PROXY MUST BE SIGNED AND DATED BELOW:

REGISTERED HOLDER SIGN HERE: ____________________________________

PRINT NAME HERE: _________________________________________________

DATE SIGNED: _____________________________________________________

NUMBER OF SHARES VOTED: ________________________________________

Please sign above exactly as your name appears on this Proxy Card. If shares are registered in more than one name, the signatures of all such persons are required. A corporation should sign in its full corporate name by a duly authorized officer, stating his/her title. A corporation must attach a copy of the corporate resolution authorizing the duly authorized officer to sign this Proxy Card. Trustees, guardians, executors and administrators should sign in their official capacity, giving their full title as such and attaching documentation supporting their authority to sign. If a partnership, please sign in the partnership name by authorized person(s) and attach a partnership resolution.

All proxies must be received by our transfer agent not less than forty-eight (48) hours, excluding Saturdays, Sundays, and holidays, prior to the time of the meeting in order to be counted. The address of our transfer agent is as follows: Pacific Stock Transfer Company, 500 E. Warm Springs Road, Suite 240, Las Vegas, NV 89119, fax number (702) 433-1979.

THANK YOU FOR VOTING.